Investment Securities - Components of Investment Securities Gains and Losses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Available for sale securities:
Gains realized on sales	$ 122	$ 49	$ 6
Losses realized on sales	0	(8)	(46)
Other-than-temporary impairment recognized	0	0	0
Other investment securities:
Fair value adjustments, net	27	20	0
Investment securities gains (losses), net	$ 149	$ 61	$ (40)